UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

August 12th, 2010

EPICUS COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	59-2564162
(State or other jurisdiction of	(IRS Employer Identification
incorporation or organization)	Number)

#207 – 5005 Elbow Drive S.W.
Calgary, AB CANADA T2S 2T6
(Address of principal executive offices)

Michael Gelmon, President
#207 – 5005 Elbow Drive S.W.
Calgary, AB CANADA T2S 2T6
(Name and address of agent for service)

(310) 909-4607
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1.	RESIGNATION OF REGISTRANT'S DIRECTORS:

EPICUS COMMUNICATIONS GROUP, INC., a Florida corporation (the "Corporation") accepted the resignation of Mark Schaftlein. Effective August 12, 2010, he will no longer serve as a director and officer of the Corporation.

The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2.	APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

Michael J. Gelmon was appointed President, Secretary, Treasurer, and Director of the Registrant.

SECTION 9. EXHIBITS.

(c) Exhibits

Exhibit No.	Description

10.01	Michael Gelmon Letter of Consent to Act.

17.01	Mark Schaftlein Letter of Resignation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICUS COMMUNICATIONS GROUP, INC.

By: /s/ Michael Gelmon
Michael Gelmon
Date: October 5th, 2010